Exhibit 10.20

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SUBSCRIPTION AGREEMENT

Subscription. The undersigned (sometimes referred to herein as the “Investor”) hereby subscribes for and agrees to purchase the principal amount of the Notes (as defined below) of Kairos Pharma, Ltd., a California corporation (the “Company” or “Kairos”), for the purchase price (the “Purchase Price”) set forth on the signature page hereto, on the terms and conditions described herein and in Exhibits A, B, C, D, E, F and G hereto (collectively, the “Offering Documents”). Terms not defined herein are as defined in the Offering Documents. The Company is seeking to raise, through a private placement of the Notes pursuant to Rule 506(b) promulgated under the Securities Act of 1933, as amended, up to $3,000,000 principal amount of Notes (the “Maximum Offering Amount”) in this Offering, although the Company and Boustead reserve the right, in their sole discretion, to increase the Maximum Offering Amount of Notes to an aggregate principal amount that is in excess of $3,000,000. The minimum amount of investment required from any one subscriber to participate in this Offering is $25,000, however, the Company reserves the right, in its sole discretion, to accept subscriptions less than this amount. All references to $ or “dollar(s)” means United States dollars. The undersigned acknowledges that the Company has engaged Boustead Securities, LLC (“Boustead” or “Placement Agent”) as its exclusive placement agent in connection with this offering.

The Offering will commence on the date of this Investor Package and continue until the earlier of the sale of all $3,000,000 of Notes or September 30, 2022, unless extended by the Company and Boustead in their sole discretion, to as late as October 15, 2022 (the “Expiration Date”). The Offering has no minimum dollar principal amount of Notes that must be sold to complete the Offering and all proceeds from the sale of Notes, net of commissions and fees payable to Boustead will be delivered to the Company at the Initial Closing and subsequent Closings described below.

The undersigned Investor together with other purchasers of Notes in the Offering are sometimes collectively referred to herein as “Subscribers.”

1.	Description of Securities; Description of Company and Risk Factors; Lock-Up.

a.	Description of Securities. The Company is offering (the “Offering”) to the Investor in the minimum subscription amount of $25,000, however, the Company reserves the right, in its sole discretion, to accept subscriptions less than this amount, of the Company’s 6% convertible unsecured promissory notes (the “Notes”) due as to principal and accrued interest on April 25, 2025, being three years from the date of the Initial Investor Package (the “Maturity Date”).

This Offering is being conducted in advance of the Company’s intended initial public offering (“IPO”) of our common stock, par value $0.01 per share (the “Common Stock”) and listing of our Common Stock for trading on the Nasdaq Capital Market or other national securities exchange.

The Notes issued herein may be converted at any time by the holders into Common Stock. In addition, in connection with an IPO, the Notes will automatically (and without any action on the part of the holders) be converted into shares of Common Stock of the Company at a conversion price (the “Conversion Price”) equal to the 60% of the public offering price per share of the Common Stock offered to the public in the IPO. For the avoidance of doubt if, for example, the initial per share offering price in the IPO is $5.00 per share, the conversion price would be $3.00 (60% of the $5.00 per share IPO price).

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Under our engagement letter with Boustead, dated as of March 28, 2022 (the “Engagement Letter”), Boustead has been engaged as our exclusive financial advisor for the 18-month term of the Engagement Letter. In addition, Boustead has expressed its intent to enter into an Underwriting Agreement with the Company to act as the lead underwriter for the proposed IPO on a “firm commitment” basis. There can be no assurance that we and Boustead will be able to agree on the terms of such Underwriting Agreement or that our proposed IPO will be successfully consummated.

In the event that an IPO is not consummated, and if the Company (a) is acquired as a result of a “Sale of Control” (as defined below), (b) merges with a “SPAC” (as defined below) or (c) consummates a “Reverse Merger” (as defined below) (each, a “Liquidity Event”) prior to the Maturity Date of the Notes, the Notes will be convertible at the option of the holders into shares of common stock of any successor-in-interest to the Company at a price per share equal to 60% of the aggregate “Transaction Consideration” (as defined below), divided by the total number of outstanding shares of common stock of the acquiror resulting from the Liquidity Event.

As used herein, (i) the term “Sale of Control” shall mean a sale of all or substantially as of the capital stock or assets of the Company to any unaffiliated third Person, whether through share sale, asset sale, merger, consolidation or like combination, as a result of which the ability to control the board of directors of the Company shall pass to such third Person, (ii) the term “SPAC” shall mean a special purpose acquisition corporation listed on Nasdaq or other national securities exchange, and (iii) the term “Reverse Merger” shall mean a reverse merger of the Company with a fully-reporting public corporation without any significant business activities, including a special purpose acquisition corporation or “SPAC,” that is then trading on Nasdaq or the OTCQX platform of the OTC Market (“Pubco”; it being contemplated that in a transaction with a SPAC or a Reverse Merger, the stockholders of the Company will own a substantial majority of the equity securities of the SPAC or Pubco. As used herein, the term “Transaction Consideration” shall mean the dollar value placed on the total consideration paid to the Company including, but not limited to, (i) the value of the Liquidity Event, including consideration whether in cash, stock or in-kind, received by and/or paid by the Company, (ii) the total amount of indebtedness for borrowed funds, capitalized lease obligations and non-trade liabilities of the Company that are either assumed by the acquirer, redeemed or otherwise satisfied in connection with the Liquidity Event, or which remain outstanding after the Liquidity Event is consummated; (iii) the fair market value of any assets excluded from the Liquidity Event; (iv) the fair market value of any ownership interests which are retained by the Company’s shareholders or which remain outstanding after the Liquidity Event is consummated; and (v) the amount of any contingent payments, including, without limitation, earn-outs and future royalties payable in connection with the Liquidity Event.

Within one hundred and eighty-one (181) days or six calendar months, whichever is later, following the consummation of the IPO, the Company shall use its reasonable commercial efforts to file a registration statement on Form S-1 (the “Resale Registration Statement”) with the SEC in order to register for resale all of the shares of Common Stock of the Company or common stock of any successor-in-interest to the Company issued to all holders of the Notes upon conversion of the Notes (the “Conversion Shares”), and will use its reasonable best efforts to cause such Resale Registration Statement to be declared effective by the SEC within forty-five (45) business days from the date of its initial submission or filing; provided, that such Conversion Shares will continue to be subject to restrictions on resale for a period of six (6) months following consummation of the IPO.

In the event neither an IPO nor another Liquidity Event is consummated within twelve (12) months of the Closing of the Offering, the Company may elect either to (a) repay the Notes in whole or in part (subject to the conversion rights of the Holders), or (b) if the Company does not repay the Notes the unpaid principal amount of the Notes will automatically increase to 110% of the outstanding principal amount. The Company may also elect to prepay the Note at any time after April 25, 2023 upon 20 business days’ prior written notice to the Holder; provided, that the Holder may elect to convert the Note into Common Stock prior to the date fixed for prepayment at a conversion price equal to 60% of the “Optional Conversion Price” (defined below).

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In the event that the Company shall elect to raise additional capital through a private placement of Common Stock or other securities that are convertible or exercisable for a price less than the “Optional Conversion Price,” as defined below, then and in such event the Conversion Price of the Notes shall be adjusted to reflect such lower amount. The “Optional Conversion Price” shall mean a price or conversion price that is equal to the price per share determined by dividing $50 million by the total number of outstanding shares of Common Stock of the Company.

Holders of the Notes will enter into an Investor Rights Agreement and Lock-Up Agreement. The Investor Rights Agreement will provide for typical “drag along” and “tag along” rights and will permit the holders to participate in subsequent securities offerings, including the IPO, in a percentage amount of such securities offering equal to 100% of the percentage invested by such Holder in the Notes. For the avoidance of doubt, if a holder purchases $100,000 of Notes, such holder has the right to invest in subsequent offerings no less than $100,000 in the subsequent offerings, including the IPO.

The form of Note is attached as Exhibit E hereto and is part of the Offering Documents. In addition, holders of the Notes will also enter into an Investor Rights and Lock-Up Agreement with the Company in the form of Exhibit F attached hereto which shall contain customary “tag along” and “drag along” rights.

For a more detailed description of the Notes see the Term Sheet attached hereto as Exhibit A. The Notes and the shares of Common Stock or common stock of a SPAC or Pubco (“Successor Common Stock”) into which the Notes are convertible are sometimes referred to herein as the “Securities.” The above referenced IPO, SPAC acquisition or Reverse Merger is sometimes hereinafter collectively referred to as a “Liquidity Event” and the Company Common Stock or Successor Common Stock into which the Notes are convertible are sometimes collectively referred to herein as the “Conversion Shares”). The Notes and the Conversion Shares are sometimes collectively referred to herein as the “Securities.”

b.	Risks Related to the Investment in the Securities. Investing in the Securities involves a high degree of risk. Before investing, Investors should carefully consider the description of our business annexed hereto as Exhibit B, the risks related to our business, as set forth in Exhibit C and the investor presentation set forth in Exhibit D, together with the other information contained in Offering Documents.

c.	Lock-Up. In connection with this Offering, the Investor shall enter into an Investors Rights and Lock-up Agreement in the form of Exhibit F, pursuant to which the Investor shall agree that from and after the date hereof and until the 180th day after the first to occur of (i) consummation of an IPO, (ii) consummation of a transaction with a SPAC or, (iii) consummation of another form of Reverse Merger, as applicable (each, the “Lock-Up Trigger Date”), the Investor agrees not to sell, transfer or otherwise dispose of the Conversion Shares.

2.	Purchase.

a.	I hereby agree to tender to Sutter Securities, Inc. (the “Escrow Agent”), by check or wire transfer of immediately available funds (to a bank account and related wire instructions to be provided to me on my request) made payable to “Sutter Securities, Inc., as Agent for the Investors in Kairos Pharma, Ltd.” for the principal amount of the Note indicated on the signature page hereto, an executed copy of this Subscription Agreement, an executed copy of the Investor Rights and Lock-Up Agreement and an executed copy of my Investor Questionnaire attached as Exhibit A hereto. Funds will be held in escrow, as set forth in more detail below (the “Escrow Account”), pending the Initial Closing.

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b.	The Offering is for up to $3,000,000 principal amount of Notes (the “Maximum Offering Amount”), although the Company and Boustead reserve the right, in their sole discretion, to increase the Maximum Offering Amount of Notes to an aggregate principal amount that is in excess of $3,000,000. All subscriptions to purchase Notes will be held in a noninterest-bearing escrow account (the “Escrow Account”) maintained by the Escrow Agent. The subscriptions will remain in the Escrow Account until the Company has accepted such subscriptions and the Company. There is no minimum dollar principal amount of Notes that must be sold prior to the “Expiration Date” described below in order to complete the Offering and at each Closing described below all escrowed proceeds from accepted subscriptions, less commissions and expenses payable to Boustead, shall be remitted to the Company.

c.	This Offering will continue until the earlier of (a) the sale Notes for the Maximum Offering Amount, (b) September 30, 2022, or such extension date agreed to, in their sole discretion, by the Company and Boustead, to as late as October 15, 2022 (the “Expiration Date”). Upon the earlier of a “Closing” (defined below) on my subscription or completion of the Offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company. If my subscription has been accepted, the Company will promptly deliver to me a duly executed Note in principal amount equal to the dollar amount of my subscription.

3.	Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the “Closing” (defined below) of my subscription.

b.	In the event the Company rejects this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall be of no force or effect. In the event my subscription is accepted, and the Offering is completed, the subscription funds submitted by me shall be released to the Company.

4. Closing. The closing (“Closing”) of this Offering may occur at any time and from time to time on or before the Expiration Date. The Company may conduct an initial Closing (the “Initial Closing”) at any time after the acceptance of an investor’s subscription, at which time the Initial Closing will be held and all funds will be released from the Escrow Account and paid to the Company, less professional fees and compensation paid to the Placement Agent and syndicate members, if any. Thereafter, additional Closings will be held as funds are received up to the earlier to occur of receipt of the Maximum Offering Amount or the Expiration Date. All subscriptions will be placed in escrow with the Escrow Agent. If, for any reason, at the Company’s sole discretion, an investors subscription is rejected the subscribers escrowed funds will be returned to subscribers, without interest or deduction. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred.

5. Disclosure. Because this Offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including all exhibits attached hereto. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

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6. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents, and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

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h.	I have relied solely upon my own investigation in making a decision to invest in the Company.

i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

l.	I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” status. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time and I am knowledgeable about and experienced in making investments in the equity securities of non-publicly traded companies, including early-stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

n.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

o.	I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

p.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

q.	The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

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7. Placement Agent. The Company has engaged Boustead Securities LLC, a broker-dealer licensed with FINRA (the “Placement Agent”), as placement agent for the Offering on a reasonable best-efforts basis. The Company anticipates that the Placement Agent and its sub-agents or syndicate members will be paid at each Closing from the proceeds in the Escrow Account, fees including and not to exceed: a cash commission of seven percent (7%) of the gross Purchase Price paid by Subscribers in the Offering. Boustead shall also receive a non-accountable expense allowance of one percent (1%) of the gross purchase price paid by Subscribers in the Offering and will receive warrants to purchase a number of shares of Common Stock equal to seven percent (7%) of the Common Stock underlying the Notes sold in the Offering to investors, with a term of five (5) years from the relevant Closing Date, and at a per share exercise price equal to the conversion price of the Notes issued to the Subscribers herein (the “Placement Agent Warrants”). Any sub-agent or syndicate member of the Placement Agent that introduces investors to the Offering will be entitled to share in the cash fees and Placement Agent Warrants attributable to those investors as described above, pursuant to the terms of an executed sub-agent or selected dealer agreement. The Company will also pay certain expenses of the Placement Agent.

8. Representations and Warranties of the Company. When used in this Section 8, unless the context indicates otherwise, all references to the “Company” also mean and include the direct and indirect subsidiaries of the Company. The Company hereby represents and warrants to the Subscriber, as of the date hereof and on each Closing Date, the following:

a.	Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

b.	Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the Offering Documents and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Offering Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been, or will be at the time of execution of such Offering Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Offering Document, required by the Company, its respective Board of Directors or its stockholders, (iii) each of the Offering Documents will be duly executed and delivered by the Company, (iv) the Offering Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.	Capitalization. The authorized capital stock of the Company consists of 35,000,000 shares of common stock, $0.01 par value per share. 25,448,931 shares of common stock are issued and outstanding. In addition, the Company has issued 300,000 warrants that expire from August 2022 to August 2023 that are exercisable for up to 300,000 shares of common stock at a weighted average exercise price of $2.08 per share. Also, there is outstanding a $350,000 convertible note that is convertible into 210,000 shares of common stock and a $250,000 convertible note that is convertible into 83,333 shares of common stock. All of the outstanding shares of Common Stock of the Company and all of the share capital of each of the Company’s subsidiaries have been or will be, as of the Initial Closing, duly authorized, validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. There are no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement. Upon request, the Company will make available to the Subscriber true and correct copies of the Company’s Articles of Incorporation, as amended and restated and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as amended as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants. The Company intends to re-domicile from California to Delaware prior to the effectiveness of the IPO and will adopt a new Certificate of Incorporation and Bylaws at that time. In the re-domicile the Company will have 200,000,000 authorized shares of $0.001 par value Common Stock and 10,000,000 authorized shares of $0.001 blank check Preferred Stock. Upon the effectiveness of the re-domiciling all issues and outstanding securities of the Company will be exchanged an a one-for-one basis for securities of the Delaware corporation.

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d.	Subsidiaries and Affiliates. The Company’s direct operating subsidiary is AcTcell Biopharma, Inc. Dr. John Yu is the Company’s Chief Executive Officer and principal shareholder.

e.	Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and will be free and clear of all taxes, liens and charges with respect to the issue thereof.

f.	No Conflicts. The execution, delivery and performance of each of the Offering Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation or the By-laws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constating documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Offering Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Offering Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

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g.	Absence of Litigation. There is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Offering Documents, or (ii) have a Material Adverse Effect.

h.	Acknowledgment Regarding Subscriber’s Purchase of the Securities. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Offering Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Offering Documents and the transactions contemplated hereby and thereby and any advice given by such Subscriber or any of their respective representatives or agents in connection with the Offering Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscriber’s purchase of the Securities.

i.	No General Solicitation. Neither the Company, nor any of its “affiliates” (as defined in Rule 144 under the Securities Act), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.	No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

k.	Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

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l.	Permits. The Company and its subsidiaries have all authorizations, approvals, clearances, licenses, permits, certificates or exemptions (including manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company or its subsidiaries have fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

m.	Title. Each of the Company and its subsidiaries has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

n.	Rights of First Refusal. The Company is not obligated to offer the Securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

o.	Reliance. The Company acknowledges that the Subscriber is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Subscriber purchasing the Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Subscribers would not enter into this Agreement.

p.	Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, other than those set forth in Section 7 above.

q.	Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the Financial Statements and is not so disclosed or that otherwise would have a Material Adverse Effect.

r.	Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

s.	Reliance. The Company acknowledges that the Purchaser is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Purchaser purchasing the Notes. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchaser would not enter into this Agreement.

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9. Indemnification. I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, advisors and counsel, and Boustead Securities, LLC and its officers, directors, shareholders, employees, agents, advisors and counsel, against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

10. Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same force and effect as though the void parts were deleted.

11. Choice of Law and Jurisdiction. This Subscription Agreement shall be governed by the laws of the State of New York as applied to contracts entered into and to be performed entirely within the State of New York. Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in New York County, New York, and the parties hereby irrevocably waive any objections they may have to venue in New York County, New York.

12. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

13. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

14. Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by electronic facsimile delivered to the party’s email address, as follows:

Investor:	At the address designated on the signature page of this Subscription Agreement. Or the email address on the signature page of the Subscription Agreement
The Company:	Kairos Pharma, Ltd. 2355 Westwood Blvd. #139 Los Angeles, CA 90064 With a copy to John.Yu@cshs.org or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

15. Entire Agreement. This Subscription Agreement, together with the Offering Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

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16. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

17. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements of Investor contained herein shall survive the delivery of, and the payment for, the Securities.

18. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SALES IN FLORIDA: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS OR HER PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

(Remainder of Page left intentionally blank.)

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THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

$__________ principal amount of Notes

Manner in Which Title is to be Held. (check one)

—	Individual Ownership	— Community Property
—	Joint Tenant with Right of Survivorship (both parties must sign)
—	Partnership	— Tenants in common
—	Corporation or Trust	— IRA or Keogh
—	Other (please indicate)

INDIVIDUAL INVESTORS		ENTITY INVESTORS

Name of Entity, if any

Signature (Individual)		By:

*Signature

Its:

Signature	(Joint)	Title:
(all record holders must sign)

Name(s) Typed or Printed		Name Typed or Printed

Address to Which Correspondence Should be Directed		Address to Which Correspondence Should be Directed

City, State and Zip Code		City, State and Zip Code

Email address for notices		Email address for notices

Name(s) Typed or Tax Identification or Social Security Number		Name(s) Typed or Tax Identification or Social Security Number

* If Securities are being subscribed for by any entity, the Certificate of Signatory on the below page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on _____ day of _________________, 2022.

Kairos Pharma, Ltd.

Dated:	By:
	Name:	Dr. John Yu
	Its:	Chief Executive Officer

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CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I,		,the
	(name of signatory)		(title)

Of		(“Entity”), a
	(name of entity)		(type of entity)

Organized under the laws of _______________, hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ___________, 2022.

(Signature)

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INSTRUCTIONS FOR COMPLETION OF

INVESTOR REPRESENTATION

AND SUITABILITY QUESTIONNAIRE

Item I:	Name and address information must be provided. Securities will be issued in the name(s) set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly, both people must provide their names and social security numbers. A telephone number must also be provided.

Item II:	If the securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this Item need not be completed.

Item III:	This Item needs to be read by the investor, but nothing needs to be written here. The Securities are suitable for investment only by prospective investors who are “Accredited Investors.”

Item IV:	A. Only complete this Item by checking the appropriate line if you are an individual investor.

B. Only complete this Item if you are an entity investor.

C. Only complete this Item if you are a trust investor.

Item V:	This Item needs to be read by the investor, but nothing needs to be written here.

Item VI:	The USA Freedom Act requires us to collect information on the sources of funds. Please complete section 1, add the documents requested in section 2 only if funds did not come from an approved country (U.S. is approved), and complete section 3.

Item VII:	You must thoroughly complete the Suitability Questionnaire in order for the Company and the Managing Dealer to make a determination whether this is a suitable investment for you.

Item VIII:	You must sign and date here.

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INSTRUCTIONS FOR PAYMENT

Review and complete the Investor Representation and Suitability Questionnaire and deliver it to the email below, then send a wire transfer using the instructions below:

Sutter Securities, Inc.

Email: offerings@boustead1828.com

If you prefer to send a wire transfer instead of a check, please mail or deliver your completed Investor Representation and Suitability Questionnaire to the address above and send the wire transfer using these instructions:

Wiring Instructions

Bank Name: Banc of California
Bank Address: 3 MacArthur Pl, Santa Ana, CA 92707
SWIFT Code: BCLFUS66
Routing Number: 122243774

Account Name: Sutter Securities Inc.
Account Number: 2030626790

REF: Kairos Pharma – [Investor Name]

If you prefer to send a check instead of a wire transfer, please send a check to the account name and address below:

Sutter Securities, Inc.
6 Venture, Suite 395
Irvine, CA 92618

If you need assistance, please contact:

Contact: Adam Carles

Email: offerings@boustead1828.com
Phone: 714-615-2156

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INVESTOR REPRESENTATION & SUITABILITY QUESTIONNAIRE

Please read all instructions of this Investor Representation and Suitability Questionnaire (this “Questionnaire”) carefully before filling out this Questionnaire. This is a legally binding document. If you need assistance, please call 949-375-6879 or by email at brinson@boustead1828.com.

I. ACCOUNT REGISTRATION

☐  Individual Account

☐  Joint Registration

* If no box below is checked, we will issue the securities as JTWROS.

☐  Joint Tenants with Rights of Survivorship *

☐  Tenants in Common

☐  Tenants in Entirety

☐  Community Property

☐ Trust ☐ Individual Retirement Account (IRA)	☐ Corporation, Partnership, LLC, Pension or Profit-Sharing Plan. Association, or other Entity
PLEASE PUT A CHECK NEXT TO EACH SOCIAL SECURITY NUMBER OR TAX ID NUMBER THAT IS RESPONSIBLE FOR TAXES. WE WILL REPORT THIS NUMBER TO THE IRS.

☐
Name of INVESTOR (Individual, Entity, Custodian, Trust or Beneficiary)	Date of Birth		Soc. Sec. / Tax ID #

☐
Name of SIGNER (Signer for Entity, Trust. Name of IRA Participant)	Date of Birth		Soc. Sec. / Tax ID #

☐
Name of JOINT INVESTOR or CO- TRUSTEE (if applicable)	Date of Birth		Soc. Sec. / Tax ID #

Marital Status (please check one):	☐ Single	☐ Married	☐ Other

$ _____________________ Total Investment Amount

HOME ADDRESS	☐ USE THIS ADDRESS FOR MAILING

Street Address		Apt / Suite / Unit #

City	State	Zip

Home Phone	Fax	Email

BUSINESS ADDRESS	☐ USE THIS ADDRESS FOR MAILING

Street Address		Apt / Suite / Unit #

City	State	Zip

Business Phone	Fax	Email

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II. ALTERNATIVE DISTRIBUTION INFORMATION

To direct distributions to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS ITEM IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank or Brokerage):

Account Name: Account #:

Address:

III. INVESTOR REPRESENTATIONS & AUTHORIZATIONS

You as an individual or you on behalf of the subscribing entity are being asked to complete this Investor Representation and Suitability Questionnaire so a determination can be made as to whether or not you are qualified to purchase securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

Your answers will be kept strictly confidential; however, by signing this Questionnaire, you will be authorizing release of this Questionnaire to make certain that the offer and sale of the securities will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or of the securities laws of any state.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy securities or any other security. All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:

If the securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete separate Questionnaires (except if the co-subscriber is your spouse or spousal equivalent) and sign the Signature Page annexed hereto. If your spouse or spousal equivalent is a co-subscriber, you must indicate their name and social security number.

CORPORATIONS, PARTNERSHIPS, PENSION PLANS AND TRUSTS:

The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the Item IV. Accredited Investor Status).

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IV. ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS, PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A.      INDIVIDUAL ACCOUNTS:

I certify that I am an “accredited investor” because:

(a)    ___ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

(b)   ___ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

(c)    ___ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

(d)   ___ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

For purposes of this Questionnaire “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent, and increased by the following amounts:

(i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”); (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Questionnaire, “joint income” means “adjusted gross income” as reported for federal income tax purposes, including any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent and increased by the following amounts:

(i) the amount of any interest income received which is tax-exempt under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of this Questionnaire, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value over total liabilities, excluding your primary residence and the related amount of indebtedness secured by the primary residence up to its fair market value; provided, however, that indebtedness secured by the primary residence should be considered a liability and deducted from net worth to the extent that (i) the amount of such indebtedness outstanding at the time of completion of this Questionnaire exceeds the amount outstanding 60 calendar days before such time, other than as a result of the acquisition of the primary residence; and (ii) the amount of the indebtedness exceeds the estimated fair market value of the primary residence at the time of completion of this Questionnaire.

For the purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse or spousal equivalent.

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B.    CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS, OR OTHER ENTITIES (Please provide a copy of the Corporate Resolution authorizing this investment, Partnership Agreement, Limited Liability Company Operating Agreement, Employee Benefit Plan, or other entity documentation as applicable.)

Has the subscribing entity been formed for the specific purpose of investing in the securities? ☐ Yes ☐ No

If your answer to the question above is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to the question above is “Yes,” the subscribing entity must be able to certify to statement (c) below in order to qualify as an “accredited investor.”

The undersigned certifies that:

(a)  ___ the undersigned entity is an “accredited investor,” because it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), provided that the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

(b) ___ the undersigned entity is an “accredited investor,” because it is an employee benefit plan within the meaning of ERISA, Title I that has total assets in excess of $3,000,000; or

(c)  ___ the undersigned entity is an “accredited investor” because it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or

(d)  ___ the undersigned entity is an “accredited investor” because it is an entity whose shareholders, partners, beneficiaries or equity owners are all accredited investors (If you are checking this option, please submit a list of all owners; EACH owner of the entity must complete Item IV and, complete Item V, if applicable, and Item VI. Make copies of this Item IV, Item VI (and V if applicable) to do this and note each owner’s name on each copy); I am one of its equity owners; and I meet at least one of the conditions described below (Please also CHECK the appropriate space below):

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

(e)  ___ the undersigned entity is an “accredited investor,” because it is a self-directed employee benefit plan; I solely make its investment decisions; and I meet at least one of the conditions described below (Please also CHECK the appropriate space below):

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

or

(f)  ___ the undersigned entity is an “accredited investor,” because it is an organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

(g)  ___ the undersigned entity is an “accredited investor,” because it is a limited liability company, SEC or state -registered Investment Adviser, Exempt Reporting Adviser, or a rural business investment company (RBIC) with $5,000,000 in assets; or

(h) ___ the undersigned entity is an “accredited investor,” because it is an Indian tribe, governmental body, fund, or any entity organized under the laws of foreign countries, that own “investments,” as defined in Rule 2a51-1(b) under the Investment Company Act, in excess of $5,000,000 and that was not formed for the specific purpose of investing in the securities offered; or

(i) ___ the undersigned entity is an “accredited investor,” because it is a family office with at least $5,000,000 in assets under management and their “family clients,” as each term is defined under the Investment Advisers Act.

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C.  TRUST ACCOUNTS (Please provide a complete copy of the Trust document.)

Has the subscribing entity been formed for the specific purpose of investing in the securities? ☐ Yes ☐ No

If your answer to the question above is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to the question above is “Yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor.”

The undersigned trustee certifies that the trust is an “accredited investor” because:

(a)  ___ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person,” as described in Rule 506(b)(ii) promulgated under the Act; or

(b)  ___ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, acting in its fiduciary capacity; or

(c)  ___ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described below. Each grantor must also INITIAL the appropriate space below.

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

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V. CERTIFICATIONS

I understand that investment in the securities is an illiquid investment. In particular, I recognize that I must bear the economic risk of investment in the securities for an indefinite period of time since the securities have not been registered under the Act and therefore cannot be sold unless either they are subsequently registered under the Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained if requested by the Company. I consent to the affixing by the Company of such legends on certificates representing the securities as any applicable federal or state securities law may require from time to time.

I represent and warrant to the Company that: (i) all information provided in this Questionnaire is complete, true and correct; (ii) I and my investment managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of these securities, including, but not limited to, the risks set forth in the risk factor disclosure document and other Offering Materials provided to me; (iii) I and my investment managers, if any, have been afforded the opportunity to obtain all information necessary to verify the accuracy of any representations or information in the transaction documents for this offering and other information provided to the undersigned and have had all inquiries to the Company answered, and have been furnished all requested materials relating to the Company and the offering and sale of the securities; (iv) I have such knowledge and experience in financial and investment matters, either alone or with my investment managers, that I am capable of evaluating the merits and risks of this investment; (v) neither I nor my investment managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the transaction documents, the term sheet, Risk Factor Disclosure Document, as amended, and the investor presentation provided to the undersigned by the Company related to this investment (collectively, the “Offering Materials”) relating to this investment, and the documents referenced therein; and (vi) I am acquiring the securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the securities. By my completion of this Questionnaire and execution of other transaction documents, I confirm and agree that I have reviewed and understand the provisions of each such transaction document and, should my subscription be accepted by the Company, agree to be bound thereby.

The undersigned, if a corporation, partnership, trust or other form of business entity: (i) is authorized and otherwise duly qualified to purchase and hold the securities; (ii) has obtained such additional tax and other advice that it has deemed necessary; (iii) has its principal place of business at its address set forth in this Questionnaire; and (iv) has not been formed for the specific purpose of acquiring the securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons completing this Questionnaire and executing all other documents related to the offering, represent that they are duly authorized to complete or execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.

All of the information which I have furnished to the Company, and which is set forth in this Questionnaire is correct and complete as of the date of this Questionnaire. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering Materials. I am the only person with a direct or indirect interest in the securities subscribed for hereby.

I agree to indemnify and hold harmless the Company and its Officers, Directors, employees, affiliates, and agents as well as the brokerage firm through which I am subscribing (if any) and all of its officers, directors, employees, affiliates, and agents from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions set forth in the transaction documents. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is completing this Questionnaire, the obligations of each shall be joint and several, and the representations contained in this Questionnaire shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors, and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors, and assigns.

This Questionnaire and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

Under penalties of perjury, by signing below I certify that (i) my taxpayer identification number shown in this Questionnaire is correct; and (ii) I am not subject to backup withholding because: (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends; or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (ii)).

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VI. INFORMATION REQUIRED BY FEDERAL LAW

The USA Freedom Act requires us to obtain the following information from you to detect and prevent misuse of the world financial system.

1.	In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for the securities.

Country	Name of Bank / Financial Institution	Name of Account Holder	Account Number

If the country from which the monies were transferred appears in the Approved Country List below, please skip to section 3. If the country does not appear, please go to section 2.

Argentina	Australia	Austria	Belgium	Brazil
Canada	Denmark	Finland	France	Germany
Greece	Gulf Cooperation Council	Hong Kong	*Iceland	Ireland
Italy	Japan	The Netherlands (including the Netherlands Antilles and Aruba)	Luxembourg	Mexico
New Zealand	Norway	Portugal	*Russian Federation	Singapore
South Africa	Spain	Sweden	Switzerland	Turkey
United Kingdom	United States

*Vision Financial Markets will require enhanced due diligence as applicable.

2.	If subscription monies were transferred to the Company from any country other than on the "Approved Country List" (see above), please provide the following documentation to the Company (all copies should be in English and certified as being "true and correct copies of the original" by a notary public of the jurisdiction of which you are resident).

(a)	For Individuals:
(i)	evidence of name, signature, date of birth and photographic identification;
(ii)	evidence of permanent address; and
(iii)	where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years.

(b)	For Companies:
(i)	a copy of its certificate of incorporation and any change of name certificate;
(ii)	a certificate of good standing;
(iii)	a register or other acceptable list of directors and officers;
(iv)	a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories;
(v)	a description of the nature of the business of the company;
(vi)	identification, as described above for individuals, for at least two directors and authorized signatories;
(vii)	a register of members or list of shareholders holding a controlling interest; and
(viii)	identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company.

(c)	For Partnerships and Unincorporated Businesses:
(i)	a copy of any certificate of registration and a certificate of good standing, if registered;
(ii)	identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories;
(iii)	a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories; and
(iv)	a copy of constitutional documents (formation and partnership agreements).

(d)	For Trusts:
(i)	identification, as described above, for individuals or companies (as the case may be) in respect of the trustees;
(ii)	identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust; and
(iii)	evidence of the nature of the duties or capacity of the trustee.

3.	The Company is also required to verify the source of funds. To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so, please specify type of business), investment income, savings, etc.).

Source of Funds:

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VII. SUITABILITY QUESTIONNAIRE

This is a speculative investment (Each responding individual must complete his/her own Suitability Questionnaire)

Name of Individual Investor OR Name of Person Answering Questions on behalf of an Entity/Trust/IRA Investor:

A. Please provide the below Identification information:

ID Number:

Place of Issuance:

Issue Date:

Expiration Date:

Are you a U.S. Citizen? ☐ Yes ☐ No

Please provide a copy of the photo page of your government-issued identification.

B. Please provide your present employment status. If currently retired or unemployed, please provide your last/most recent employment history:

Current Employment Status Latest Role/Occupation Latest Employer Name

C. Please provide the following information concerning your financial experience:

C-1._Risk Tolerance (select one):

☐ Speculative – You are willing to accept substantial risk. May endure extensive volatility and very limited or no liquidity. You value the potential for maximizing long-term returns over principal preservation.

☐ Aggressive – You are willing to accept considerable risk. You may endure high volatility and limited or very limited liquidity. You value long-term appreciation over principal preservation.

☐ Moderate – You are willing to accept limited risk. You may endure some volatility and illiquidity. You value enhancing returns and principal preservation equally. You are willing to risk losing a substantial amount of your investment.

☐ Conservative – You are willing to accept low risk for greater stability and liquidity. You value minimizing risk and maximizing principal preservation.

C-2._What is your primary investment objective? (select one):

☐ Investment speculation

☐ Steadily accumulate wealth over the long term

☐ Partially fund my retirement

☐ Other

C-3._What are your time horizon and liquidity needs?

(a) Time Horizon (select one):	(b) Liquidity Needs (select one):
☐ 10 years or more	☐ Low
☐ 5 –10 years	☐ Medium
☐ 2 – 5 years	☐ High
☐ Under 2 years

C-4._How much investment experience do you have? (select one):

☐ Extensive

☐ Substantial

☐ Moderate

☐ Limited

☐ None

C-5._Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

No. of Investments: __________________Total Amount: _________________

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C-6._Please indicate your Annual Income and Net Worth:

(a)	Annual Income	(b)	Net Worth	(c)	Liquid Net Worth
☐	Under $25,000	☐	Under $25,000	☐	Under $25,000
☐	$25,000 – $50,000	☐	$25,000 – $50,000	☐	$25,000 – $50,000
☐	$50,000 – $75,000	☐	$50,000 – $75,000	☐	$50,000 – $75,000
☐	$75,000 – $100,000	☐	$75,000 – $100,000	☐	$75,000 – $100,000
☐	$100,000 – $200,000	☐	$100,000 – $150,000	☐	$100,000 – $150,000
☐	$200,000 – $300,000	☐	$150,000 – $200,000	☐	$150,000 – $200,000
☐	$300,000 – $500,000	☐	$200,000 – $250,000	☐	$200,000 – $250,000
☐	$500,000 – $1,200,000	☐	$250,000 – $500,000	☐	$250,000 – $500,000
☐	Over $1,200,000	☐	$500,000 – $1,000,000	☐	$500,000 – $1,000,000
☐	$1,000,000 – $5,000,000	☐	$1,000,000 – $5,000,000
☐	Over $5,000,000	☐	Over $5,000,000

C-7. _Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of private or thinly traded enterprise.

D. Please provide the following information concerning your industry and other affiliations.

D-1._Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company offering securities?

☐ Yes_☐ No

D-2._Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branch manager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?

☐ Yes_☐ No

If yes, please provide the name and contact information for such firm.

D-3._Are you a senior military, governmental or political official in a non-US country?

☐ Yes_☐ No

If yes, please provide the name of the country.

E. Did anyone at Boustead Securities, LLC recommend the investment to you?

☐ Yes_☐ No

If yes, please provide the name of the individual.

F. Trusted Contact. If you are over 65 years old, please provide the name and contact phone number of a trusted contact:

Name	Relationship	Contact Number

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VIII. _SIGNATURES

This Questionnaire contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page. I hereby certify that I have reviewed and am familiar with the instructions of this Questionnaire.

☐ (check if applicable) I hereby certify that I previously invested in the Company and that, unless otherwise indicated in this Questionnaire, the information I provided in the Questionnaire dated for my previous investment continues to be true and correct and is incorporated by reference into this Questionnaire.

Dated: __________

Print name of individual subscriber, custodian, corporation, trust:	Signature of individual subscriber, authorized person, Trustee:

Print name of co-subscriber, authorized person,	Signature of co-subscriber, authorized person,
co-trustee if required by trust instrument:	co-trustee if required by trust instrument:

Investment Authorization. The undersigned corporation, partnership, limited liability company, benefit plan, or IRA has all requisite authority to acquire the securities hereby subscribed for and to complete the Questionnaire, and further, the undersigned officer, partner, manager, or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf. Such authorization has not been revoked and is still in full force and effect.

Check Box:	☐ Yes	☐ No	☐ Not Applicable

CAPACITY CLAIMED BY SIGNER: (select one)

☐	Individual(s)	☐	Attorney-In-Fact
☐	Partner(s)	☐	Trustee(s)
☐	Corporate Officer:	☐	Other:
	Title		Title

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